                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) -- November 15, 2007
                              (November 13, 2007)

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                  Pennsylvania      0-15536           23-2428543
                  ------------      -------           ----------
                  (State or other   (Commission File  (IRS Employer
                  jurisdiction of   Number)           Number)
                  of incorporation)

            105 Leader Heights Road
            P.O. Box 2887
            York, Pennsylvania                        17405-2887
            ------------------                        ----------
            (Address of principal executive offices)  (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)
                                       N/A
                                      -----
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      (a) On November 13, 2007, the Board of Directors of Codorus Valley Bancorp, Inc., by a majority vote, approved an amendment to Section
          10.2 of the Bylaws of Codorus Valley Bancorp, Inc. The amendment changes the age a director may no longer serve from seventy (70) to seventy-two (72) years. A complete copy of the amended Bylaws is attached as Exhibit 3(ii).



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

            No.    Description
            3(ii)  Amended Bylaws of Codorus Valley Bancorp Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Codorus Valley Bancorp, Inc.
                                                            (Registrant)



Date:  November 15, 2007                          /s/ Larry J. Miller
------------------------                          -----------------------------
                                                  Larry J. Miller
                                                  President and Chief
                                                  Executive Officer
                                                  (Principal Executive Officer)


                                  EXHIBIT INDEX

Exhibit
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 3 (ii)     Amended Bylaws of Codorus Valley Bancorp, Inc.